CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME	12 Months Ended
Mar. 31, 2019 USD ($) $ / shares shares
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
Revenue	$ 24,668,840
Cost of revenue	(9,458,559)
Gross income	15,210,281
Operating expenses:
Selling and marketing expenses	(1,832,006)
General and administrative expenses	(1,899,110)
Total operating expenses	(3,731,116)
Income from operations	11,479,165
Interest income	88,588
Interest expenses	(195)
Income before income taxes	11,567,558
Income tax expense	(2,892,500)
Net income	8,675,058
Less: net profit attributable to non-controlling interests	0
Net income	8,675,058
Other comprehensive (loss) /income:
Foreign currency translation adjustment	(735,192)
Total comprehensive income	$ 7,939,866
Net earnings per ordinary share, basic and diluted | $ / shares	$ 0.96
Weighted average number of ordinary shares, basic and diluted | shares	9,000,000